UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

GEORGIA	001-03506	93-0432081
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

133 Peachtree Street, N.E.,

Atlanta, Georgia, 30303

(Address of principal executive offices and zip code)

(404) 652-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 1, 2005, Georgia-Pacific Corporation, a Georgia corporation (the “Company”), entered into five supplemental indentures in connection with its offers to purchase for cash (the “Offers”) any and all outstanding 7.375% Senior Notes due 2008 (the “7.375% Notes”) issued by the Company, 8.875% Senior Notes due 2010 (the “8.875% Notes”) issued by the Company, 9.375% Senior Notes due 2013 (the “9.375% Notes”) issued by the Company, 8.00% Senior Notes due 2014 (the “8.00% Notes”, and together with the 7.375% Notes, the 8.875% Notes and the 9.375% Notes, the “Georgia-Pacific HY Notes”) issued by the Company, 6.875% Senior Notes due 2007 (the “6.875% Notes”) issued by Fort James Corporation, a Virginia corporation and a wholly owned subsidiary of the Company (“Fort James”), 9.250% Debentures due 2021 (the “9.250% Notes”) issued by Fort James and 7.75% Debentures due 2023 (the “7.75% Debentures”, and, together with the Georgia-Pacific HY Notes, the 6.875% Notes and the 9.250% Debentures, the “Securities”) issued by Fort James, and its solicitation of consents to proposed amendments to the indentures pursuant to which the Securities were issued (the “Solicitations”).

The supplemental indentures entered into are:

•	the first supplemental indenture to the indenture, dated as of June 3, 2003, between the Company, as issuer, and Fort James and Fort James Operating Company, a Virginia corporation and a wholly owned subsidiary of Fort James (“Fort James OpCo”), as guarantors, and The Bank of New York, as trustee, governing the 7.375% Notes (the “7.375% Notes Indenture”);

•	the second supplemental indenture to the indenture, dated as of January 30, 2003, as supplemented by supplemental indenture No. 1 dated as of December 31, 2003, between the Company, as issuer, and Fort James and Fort James OpCo, as guarantors, and The Bank of New York, as trustee, governing the 8.875% Notes (the “8.875% Notes Indenture”);

•	the second supplemental indenture to the indenture, dated as of January 30, 2003, as supplemented by supplemental indenture No. 1 dated as of December 31, 2003, between the Company, as issuer, and Fort James and Fort James OpCo, as guarantors, and The Bank of New York, as trustee, governing the 9.375% Notes (the “9.375% Notes Indenture”);

•	the first supplemental indenture to the indenture, dated as of June 3, 2003, between the Company, as issuer, and Fort James and Fort James OpCo, as guarantors, and The Bank of New York, as trustee, governing the 8.00% Notes (the “8.00% Notes Indenture” and, together with the 7.375% Notes Indenture, the 8.875% Notes Indenture and the 9.375% Notes Indenture, the “Georgia-Pacific HY Indentures”);

•	the fourth supplemental indenture to the indenture, dated as of November 1, 1991, as supplemented by the first supplemental indenture, dated as of September 19, 1997, as further supplemented by the second supplemental indenture, dated as of February 19, 2001 and as further supplemented by the third supplemental indenture, dated as of March 20, 2003, by and among Fort James, as issuer, the Company and Fort James Operating Co., as guarantors, and The Bank of New York, as trustee, pursuant to which the 6.875% Notes, the 9.250% Debentures and the 7.75% Debentures were issued (as supplemented, the “Fort James Indenture,” and together with the Georgia-Pacific HY Indentures, the “Indentures”).

2

The Company made the Offers and Solicitations in connection with a concurrent equity tender offer (the “Equity Tender Offer”) by Koch Forest Products, Inc., a Georgia corporation (“Acquisition Subsidiary”) and an indirect wholly owned subsidiary of Koch Industries, Inc., a Kansas corporation (“Koch Industries”), for all outstanding shares of the Company’s common stock, $.80 par value per share. The Offers and Solicitations are made upon the terms and subject to the conditions set forth in an Offer to Purchase and related Letter of Transmittal dated November 17, 2005. The Equity Tender Offer is being conducted by Acquisition Subsidiary pursuant to an Agreement and Plan of Merger, dated as of November 13, 2005 (the “Merger Agreement”), by and among Koch Industries, Acquisition Subsidiary and the Company. Pursuant to the Merger Agreement, subsequent to, and conditioned upon, the consummation of the Equity Tender Offer and the approval and adoption of the Merger Agreement by the Company’s stockholders (if required by applicable law), Acquisition Subsidiary will be merged with and into the Company with the Company as the surviving corporation (the “Merger”).

The supplemental indentures to the Georgia-Pacific HY Indentures amend the respective Georgia-Pacific HY Indentures by deleting (1) substantially all of the restrictive covenants, (2) certain conditions for the Company to engage in mergers, consolidations or sales of substantially all assets, (3) certain event of default provisions relating to failure to comply with certain covenants, cross-defaults and judgment defaults and (4) certain other provisions in the Indentures, and makes conforming and relating changes. The supplemental indentures to the Georgia-Pacific Indentures also provide for a permanent and irrevocable waiver (the “Waiver”) by the holders of the respective Georgia-Pacific HY Notes to the obligation of the Company to make a change of control offer upon the occurrence of any change of control resulting from the consummation of the Equity Tender Offer. While the Georgia-Pacific HY Supplemental Indentures will become effective upon their execution, the amendments will not become operative, other than the Waiver, until the Company accepts for purchase, concurrently with the completion of the Merger, all Securities validly tendered on or prior to 5:00 p.m., New York City time, on the business day prior to the Merger (the “Initial Acceptance Cut-Off Date”).

The fourth supplemental indenture to the Fort James Indenture deletes (1) substantially all of the restrictive covenants, (2) certain conditions for Fort James to engage in mergers, consolidations or sales of substantially all assets, (3) certain event of default provisions relating to cross-defaults and judgment defaults, and makes conforming and related changes to the Fort James Indenture. While the fourth supplemental indenture to the Fort James Indenture will become effective upon its execution, the amendments will not become operative until the Company accepts for purchase, concurrently with the completion of the Merger, all Securities validly tendered on or prior to the Initial Acceptance Cut-Off Date.

Copies of each of the supplemental indentures are filed as exhibits to this Current Report on Form 8-K and the descriptions of the material terms of the supplemental indentures are qualified in their entirety by reference to such exhibits.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events

On December 2, 2005, the Company issued a press release, announcing the results of the solicitation of consents to proposed amendments to the Indentures and the Securities by the Company that commenced on November 17, 2005. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

3

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

4.1	First supplemental indenture, dated as of December 1, 2005, to an indenture, dated as of June 3, 2003, providing for the issuance of 7.375% Senior Notes due 2008, by and among Georgia-Pacific Corporation, as issuer, Fort James Corporation and Fort James Operating Company, as guarantors, and The Bank of New York, as trustee.

4.2	Second supplemental indenture, dated as of December 1, 2005, to an indenture, dated as of January 30, 2003, as supplemented by supplemental indenture No. 1, dated as of December 31, 2003, providing for the issuance of 8.875% Senior Notes due 2010, by and among Georgia-Pacific Corporation, as issuer, Fort James Corporation and Fort James Operating Company, as guarantors, and The Bank of New York, as trustee.

4.3	Second supplemental indenture, dated as of December 1, 2005, of the Company to an indenture, dated as of January 30, 2003, as supplemented by supplemental indenture No. 1, dated as of December 31, 2003, providing for the issuance of 9.375% Senior Notes due 2013, by and among Georgia-Pacific Corporation, as issuer, Fort James Corporation and Fort James Operating Company, as guarantors, and The Bank of New York, as trustee.

4.4	First supplemental indenture, dated as of December 1, 2005, of the Company to an indenture, dated as of June 3, 2003, providing for the issuance of 8.00% Senior Notes due 2014, by and among Georgia-Pacific Corporation, as issuer, Fort James Corporation and Fort James Operating Company, as guarantors, and The Bank of New York, as trustee.

4.5	Fourth supplemental indenture, dated as of December 1, 2005, to an indenture, dated as of November 1, 1991, as supplemented by the first supplemental indenture dated as of September 19, 1997, as further supplemented by the second supplemental indenture, dated as of February 19, 2001 and as further supplemented by the third supplemental indenture, dated as of March 20, 2003, by and among Fort James Corporation, as issuer, Georgia-Pacific Corporation and Fort James Operating Company, as guarantors, and The Bank of New York, as trustee, governing the 6.875% Senior Notes due 2007, the 9.250% Debentures due 2021 and the 7.75% Debentures due 2023.

99.1	Press release dated December 2, 2005, announcing the results of the consent solicitations.

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2005

GEORGIA-PACIFIC CORPORATION

By:	/s/ William C. Smith III
Name:	William C. Smith III
Title:	Secretary

5

EXHIBIT INDEX

4.1	First supplemental indenture, dated as of December 1, 2005, to an indenture, dated as of June 3, 2003, providing for the issuance of 7.375% Senior Notes due 2008, by and among Georgia-Pacific Corporation, as issuer, Fort James Corporation and Fort James Operating Company, as guarantors, and The Bank of New York, as trustee.

4.2	Second supplemental indenture, dated as of December 1, 2005, to an indenture, dated as of January 30, 2003, as supplemented by the supplemental indenture No. 1, dated as of December 31, 2003, providing for the issuance of 8.875% Senior Notes due 2010, by and among Georgia-Pacific Corporation, as issuer, Fort James Corporation and Fort James Operating Company, as guarantors, and The Bank of New York, as trustee.

4.3	Second supplemental indenture, dated as of December 1, 2005, of the Company to an indenture, dated as of January 30, 2003, as supplemented by the supplemental indenture No. 1, dated as of December 31, 2003, providing for the issuance of 9.375% Senior Notes due 2013, by and among Georgia-Pacific Corporation, as issuer, Fort James Corporation and Fort James Operating Company, as guarantors, and The Bank of New York, as trustee.

4.4	First supplemental indenture, dated as of December 1, 2005, of the Company to an indenture, dated as of June 3, 2003, providing for the issuance of 8.00% Senior Notes due 2014, by and among Georgia-Pacific Corporation, as issuer, Fort James Corporation and Fort James Operating Company, as guarantors, and The Bank of New York, as trustee.

4.5	Fourth supplemental indenture, dated as of December 1, 2005, to an indenture, dated as of November 1, 1991, as supplemented by the first supplemental indenture dated as of September 19, 1997, as further supplemented by the second supplemental indenture, dated as of February 19, 2001 and as further supplemented by the third supplemental indenture, dated as of March 20, 2003, by and among Fort James Corporation, as issuer, Georgia-Pacific Corporation and Fort James Operating Company, as guarantors, and The Bank of New York, as trustee, governing the 6.875% Senior Notes due 2007, the 9.250% Debentures due 2021 and the 7.75% Debentures due 2023.

99.1	Press release dated December 2, 2005, announcing the results of the consent solicitations.